Exhibit 99.1

Credit Suisse Energy Conference September 14, 2006

Safe Harbor Statement This presentation contains forward-looking statements. The forward-looking statements contained herein include statements about the consummation of the proposed Giant Industries merger and the benefits of the proposed merger. These statements are subject to inherent risks regarding the satisfaction of the conditions to the closing of the Giant merger and the timing of the closing if it occurs. Forward looking statements also include those regarding growth in areas where Western does business, growth of its asset portfolio, upside potential of the merger, future amounts of sour and heavy crude processing, future cost of feedstocks, future operational efficiencies and cost savings, future cash flow and earnings growth, financial EBITDA ratios, the expected closing date of the merger, the timing of realizing the benefits of the merger, accretion, future crude oil throughput capacity, projections of financial strength and flexibility, future refinery utilization rates, future supply and demand fundamentals, future margins and the differential of these margins to Gulf Coast margins, future local refining capacity, the cost of planned refinery initiatives, the future supply of crude oil and other feedstocks and capital spending forecasts. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western's business and operations involve numerous risks and uncertainties, many of which are beyond Western's control, which could result in Western's expectations not being realized or otherwise materially affect Western's financial condition, results of operations and cash flows. Additional information relating to the uncertainties affecting Western's business are contained in its filings with the Securities and Exchange Commission. The forward- looking statements speak only as of the date made, and Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events."

An Independent Refiner With A Record of Success Positive Industry Trends Favorable supply and demand fundamentals High refinery utilization and rising margins High-Growth Areas Currently: El Paso, Tucson, Albuquerque, Phoenix, Juarez, Mexico With Giant: expanded presence in Southwest, new presence in Mid-Atlantic Strong Operating Platform Modernized refinery with investments for increased capacity, sour crude processing Industry-leading reliability and safety With Giant: increase from 1 to 4 refineries, gain footprint in complementary wholesale and retail businesses Experienced, Proven Leadership Solid operational and financial track record Management's interests aligned with shareholders (approximately 60% ownership) Plentiful Feedstocks 30-year agreement with Kinder Morgan Access to high-octane blendstocks through pipeline connection to the Gulf Coast

Positive Industry Trends U.S. Refinery Utilization (a) Average Crack Spreads (b) Source: EIA. EIA projections from 2006-2025. Source: Bloomberg L.P. 3/2/1 crack spread based on WTI, USGC gasoline and USGC low sulfur diesel. As of 8/31/2006. Refinery utilization levels have increased during the past 20 years EIA projects long-term utilization will remain above 92% Mid-cycle margins continue to trend upward based on improving fundamentals Trailing 5-year average up more than 150% since 1999 (c)

Key Supplier to the Growing Southwest Regional Gasoline Prices (a) (a) Source: Oil Price Information Service. (b) Through 6/30/06. (c) Average spot price. (d) Average price for products sold at product marketing terminals in the location indicated. Refined products sold currently into two separate market pricing structures West Coast (Phoenix and Tucson) Gulf Coast (El Paso, Albuquerque, Juarez, Mexico) Higher prices than in the major refining centers on the Gulf Coast Limited local refining capacity New fuel specifications Strong population and demand growth boosts future prospects (c) (d) (d) (b) (b) Serving Diverse, Premium End Markets (cents per gallon) Juarez El Paso Albuquerque Phoenix Tucson

Efficient and Reliable Refinery Current refinery initiatives expected to cost approximately $64 million to complete Increase sour crude oil processing New hydrogen plant Satisfy regulatory requirements Successfully completed recent initiatives Expanded crude oil capacity Enhanced diesel recovery Completed ultra-low-sulfur diesel project ahead of deadline Industry-leading reliability and safety Recognized by Solomon and NPRA Yields over 90% of higher-value products Over 40 grades of gasoline LTM Product Yield 6/30/06 Optimized Yields of Higher-Value Products

Plentiful Feedstocks Crude oil delivered via Kinder Morgan pipeline 30-year contract provides access to long-lived reserves in the Permian Basin West Texas Intermediate and West Texas Sour crude oils Long-term access to alkylate and other feedstocks from the Gulf Coast Key feedstock for production of Phoenix CBG, Western's highest-value product Pipeline connection provides cost efficient transportation Proved Oil Reserve Lives (a)(b) Feedstock Access (a) Proved oil reserves / annual production. Source: EIA. (b) Includes regions with proved reserves more than 3,000 MMBbl. Stable, Long-Term Supply of Essential Feedstocks

Experienced Management Team with Strong Record Accomplishments Strategic / Financial: Acquisitions of El Paso refinery assets Sold Kaston pipeline and signed long-term agreement Acquisition of Chevron asphalt assets Successfully launched IPO in January 2006 Reduced Total Debt / LTM Adj. EBITDA(a) from 2.1x to zero Operational: Increased crude oil throughput by 41% to more than 117,000 bpd since assuming operational control in 2003 Reduced heavy product production Increased light ends recovery Increased Phoenix CBG production Signed long-term alkylate transportation agreement Reliability above 99% Successful execution of capital programs (a) See appendix for definition and reconciliation. Management Team Name / Years Industry Position Experience Paul Foster 26 President and CEO Jeff Stevens 20 Executive Vice President Mark Smith 25 Executive Vice President -- Refining Scott Weaver 6 Chief Administrative Officer and Assistant Secretary Gary Dalke 21 Chief Financial Officer

Enhancing Our Platform for Growth - Giant Industries Acquisition

Enhanced geographic diversity in high-growth areas Immediate footprint in new, complementary businesses Increased ability to process lower-cost crude oil Improved competitive positioning Opportunities for significant operational efficiencies Immediately accretive to earnings and cash flow per share Financial strength and flexibility maintained Compelling Strategic and Financial Benefits Expect to Close in Fourth Quarter of 2006

Yorktown Refinery East Coast refinery with water access 62,000 bpd crude oil capacity Solomon complexity: 11.0 17,100 bpd coker, 26,700 bpd cat cracker Able to handle 150,000 ton tankers and 200,000 bbl barges 3.6 million bbl tankage Approximately 85% production of high-value products (gasoline and distillates) Heavy, high-acid crude agreement provides reliable source of cost- advantaged crude More than half of the estimated $130 - $155 million low-sulfur spending complete

Four Corners Refineries Ciniza and Bloomfield refineries serve attractive areas Combined crude oil throughput capacity of 37,000 bpd Over 90% high-value product yield Feedstock: Local light sweet crude oil / NGLs TX-NM pipeline to provide incremental crude supply Owns over 250 miles of gathering lines Refined product terminals in Flagstaff and Albuquerque Bloomfield Ciniza Utah Flagstaff Phoenix Tucson Grand Junction Bloomfield Ciniza Gallup Santa Fe Albuquerque Colorado New Mexico Arizona Giant Refineries I-40 Refined Product Terminals

Retail Operations 159 service stations Located in New Mexico, Arizona and Colorado Brands include Giant, Mustang, Conoco and Shell Modern, high-volume self-service stations and convenience stores Provides outlet for Four Corners production Strong growth profile Steady growth in same store sales Colorado Utah Arizona New Mexico Retail Locations

Wholesale Operations Leaders in commercial fleet fueling and petroleum product distribution Lubricant and bulk petroleum distribution plants in Arizona and New Mexico 41 unmanned fleet fueling locations Fleets of truck transports allow for efficient transportation Annual fuel sales volumes of approximately 590 million gallons Annual lubricant revenue of approximately $63 million Long standing relationships in local communities Both Phoenix Fuel and Dial Oil founded over 75 years ago Phoenix Fuel / Dial Oil

Crude Oil Capacity Geographic Presence New exposure to East Coast (PADD I) Expanded presence in Southwest Enhanced Geographic Diversity in High-Growth Areas

Increased Focus on Lower-Cost Crudes Increasing Lower-Cost Crude Capacity (mbpd) Acquisition doubles lower-cost sour and heavy crude oil processing capacity From 12% to 25% Anticipated sour and heavy capacity of 100,000 bpd by the end of 2007 Larger network affords additional opportunities for organic growth Increasing Crude Differentials (a) Source: Bloomberg L.P. Maya has a similar gravity to the heavy crude processed at Yorktown but contains more sulfur and thus is generally less expensive, increasing the spread to WTI. As of 8/31/2006. (b) ($/bbl)

3,400 3,200 Improved Competitive Positioning Comparison of Publicly-Traded Peers 3,400 3,200 Pro Forma Crude Oil Refining Capacity

Operational Efficiencies and Cost Savings Components Significant opportunities for operating efficiencies and consolidation of overlapping functions Increase Yorktown ULSD production and liquid yields Exchange of certain intermediates and blendstocks $20 Million in Anticipated Annual Savings and Operational Efficiencies Fully Realized in 2008

Financial Summary

Financial Highlights - Western Refining Adjusted EBITDA (a) Margins and Expenses (a) See appendix for definition and reconciliation. Cash Flow ($ in millions) ($ in millions) ($ / bbl) Large increases in Adjusted EBITDA and Refinery Gross Margin Steadily Increasing Margins Capital expenditures funded with cash flow from operations (a)

Financial Strength and Flexibility - Post Giant Acquisition Moderate combined pro forma leverage 2.4x debt / LTM Adj. EBITDA 5.2x LTM Adj. EBITDA / Interest Prepayable Giant Industries term loan maximizes capital structure flexibility Fully committed financing Potential to fund portion of consideration via other financing tools Strong commitment to maintaining a balanced capital structure Track record of post-acquisition debt reduction Operating cash flows expected to fund future capital spending and repayment of debt Combined Capital Spending Forecast ($ in millions)

Conclusion

Well Positioned for Continued Growth and Value Creation Quality refining assets in high-growth areas Acquisition of Giant increases scope and scale, diversifies business mix and geographies Financial strength and flexibility Experienced leadership team with proven record of accomplishment Poised to capitalize on positive industry fundamentals

Appendix

Performance History Key Performance Measures ($ in millions, except per barrel amounts) (a) Data for 2003 is only for the period from 8/30/03, when Western assumed operational responsibility for integrated refinery, to 12/31/03. (b) See Appendix for definition and reconciliation. (b) (c) (a) (b) (a) (a) (a) Year Ended December 31, LTM 2003 2004 2005 6/30/06 Operational Total Refinery Throughput (bpd) 101,002 109,145 116,510 119,364 Total Sales Volume (bpd) 113,004 120,324 136,015 137,576 Refinery Gross Margin ($/bbl) $4.99 $5.64 $9.52 $11.74 Direct Operating Expenses ($/bbl) $2.75 $2.75 $3.09 $3.56 Income Statement Net Sales $924.8 $2,215.2 $3,406.7 $3,959.5 Adj. EBITDA 47.4 94.8 226.3 309.7 Operating Income 38.6 79.2 216.9 275.1 Cash Flow Statement Operating Cash Flow $66.5 $87.0 $261.0 $308.1 Capital Expenditures (3.2) (19.0) (88.0) (146.4) Balance Sheet (end of period) Cash and Equivalents $63.7 $45.0 $180.8 $183.5 Working Capital 115.8 88.7 182.8 202.1 Total Assets 305.2 359.8 643.6 813.7 Total Debt 107.7 55.0 149.5 0.0 Stockholders' Equity (Partners' Capital) 68.7 107.6 177.9 392.9

Adjusted EBITDA Reconciliation Adjusted EBITDA represents earnings before interest expense, income tax expense, amortization of loan fees, write-off of unamortized loan fees, depreciation, amortization and maintenance turnaround expense. However, Adjusted EBITDA is not a recognized measurement under GAAP. Our management believes that the presentation of Adjusted EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. In addition, our management believes that Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry because the calculation of Adjusted EBITDA generally eliminates the effects of financings, income taxes and the accounting effects of significant turnaround activities (which many of our competitors capitalize and thereby exclude from their measures of EBITDA) and acquisitions, items that may vary for different companies for reasons unrelated to overall operating performance. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: Adjusted EBITDA does not reflect our cash expenditures or future requirements for significant turnaround activities, capital expenditures or contractual commitments; Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt; Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and our calculation of Adjusted EBITDA may differ from the Adjusted EBITDA calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. Western Refining, Inc. Giant Industries, Inc. 12 Months 12 Months 6 Months Ending Ending 6 Months Ending Ending ($ in thousands) 2005 6/30/2005 6/30/2006 6/30/2006 2003 2004 2005 6/30/2005 6/30/2006 6/30/2006 Net income $103,878 $30,611 $36,889 $110,156 41,108 67,458 $201,100 $64,238 $66,759 $203,621 Effect of change in accounting principle, net 68 0 0 68 0 0 0 0 0 0 (Net income) loss from discontinued operations (15) (15) 0 0 0 0 0 0 0 0 Income taxes 69,146 21,644 21,967 69,469 0 0 0 0 62,281 62,281 Amortization/write-off of financing costs 2,797 2,000 798 1,595 914 2,939 2,113 1,517 250 846 Costs associated with early debt extinguishment 2,082 2,099 0 (17) 0 0 3,287 0 1,961 5,248 Interest expense 24,485 13,376 8,860 19,969 3,645 5,627 6,578 2,541 1,450 5,487 Depreciation and amortization 40,280 20,463 20,536 40,353 1,698 4,521 6,272 2,852 5,453 8,873 Maintenance turnaround expense 0 0 0 0 0 14,295 6,999 5,884 22,196 23,311 Adjusted EBITDA $242,721 $90,178 $89,050 $241,593 $47,365 $94,840 $226,349 $77,032 $160,350 $309,667 Pro Forma Combined $551,260

Refinery Gross Margin Refinery Gross Margin Reconciliation ($ in millions, except per barrel amounts) Refinery gross margin is a per barrel measurement calculated by dividing the difference between net sales and cost of products sold by our refinery's total throughput volumes for the respective periods presented. We have experienced losses from derivative activities in each period presented. These derivatives are used to minimize fluctuations in earnings, but are not taken into account in calculating refinery gross margin. Cost of products sold does not include any depreciation or amortization. Refinery gross margin is a non-GAAP performance measure that we believe is important to investors in evaluating our refinery performance as a general indication of the amount above our cost of products that we are able to sell refined products. Each of the components used in this calculation (net sales and cost of products sold) can be reconciled directly to our statement of operations. Our calculation of refinery gross margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. The following table reconciles gross profit to refinery gross margin for the periods presented: